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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 10, 2007

                              CONNETICS CORPORATION
             (Exact name of Registrant as specified in its charter)

          Delaware                        0-27406                 94-3173928
(State or other jurisdiction of    (Commission File Number)     (IRS Employer
       incorporation)                                            Identification
                                                                      No.)

               3160 Porter Drive, Palo Alto, California               94304
               (Address of principal executive offices)             (Zip Code)

                          (650) 843-2800 (Registrant's
                        telephone number, including area code)



         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2 below):


[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.


On December 28, 2006, Clear Acquisition Sub, Inc., a wholly-owned subsidiary of Stiefel Laboratories, Inc., merged with and into Connetics Corporation ("Connetics"), with Connetics surviving as a wholly-owned subsidiary of Stiefel Laboratories, Inc. (the "Merger").

Under the terms of that certain Indenture, dated as of March 23, 2005, between Connetics, as issuer, and The Bank of New York Trust Company, N.A., successor in interest to J.P. Morgan Trust Company, National Association, as trustee, relating to Connetics' 2.00% Convertible Senior Notes due March 30, 2015 (the "2015 Notes"), upon effectiveness of the Merger, the holders of the 2015 Notes have the right to require Connetics to repurchase the 2015 Notes at a repurchase price equal to 100% of the principal amount, together with accrued and unpaid cash interest thereon. Notice of this right was provided to the holders of the 2015 Notes on January 10, 2007 (the "Notice") and a press release to that effect was issued on the same date (the "2015 Notes Press Release"). A copy of the Notice is attached as Exhibit 99.1 to this Report on Form 8-K and is incorporated herein by reference. A copy of the 2015 Notes Press Release is attached as Exhibit 99.2 to this Report on Form 8-K and is incorporated herein by reference.


Item 9.01 Financial Statements and Exhibits.


Exhibit 99.1 Notice to holders of the Convertible Senior Notes due 2015, dated January 10, 2007.

Exhibit 99.2 Press Release announcing the right of the holders of the Convertible Senior Notes due 2015 to require Connetics Corporation to repurchase such notes, dated January 10, 2007.






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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




Date:  January 10, 2007                  CONNETICS CORPORATION



                                         By: /s/ Michael Cornelius
                                             -----------------------------------
                                             Name:  Michael Cornelius
                                             Title: Executive Vice President


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                                  EXHIBIT INDEX

Exhibit No.    Description
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Exhibit 99.1   Notice to holders of the Convertible Senior Notes due 2015, dated
               January 10, 2007.

Exhibit 99.2 Press Release announcing the right of the holders of the Convertible Senior Notes due 2015 to require Connetics Corporation to repurchase such notes, dated January 10, 2007.